Item 77 C-1 -- Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of Regions Aggressive Growth Fund (the "Fund"), a portfolio of Regions Funds (the "Trust"), was held on June 15, 1999. The following items, which are required to be reported under this Item 77C, were approved as follows:

AGENDA ITEM 1: To elect Trustees.*

				SHARES VOTED		SHARES WITHHELD
	   		  	     FOR		  AUTHORITY
________________________________________________________________________
Thomas G. Bigley	  	4,877,818		      0
Nicholas P. Constantakis  	4,877,818		      0
John F. Cunningham	  	4,877,818		      0
J. Christopher Donahue	  	4,877,818		      0
Charles F. Mansfield, Jr. 	4,877,818		      0
John E. Murray, Jr.	  	4,877,818		      0
John S. Walsh		 	4,877,818	   	      0

AGENDA ITEM 2: To ratify the selection of Deloitte & Touche LLP as the Trust's independent auditors.

The results of shareholders voting were as follows:

SHARES VOTED	  SHARES VOTED	    SHARES	  BROKER
     FOR	     AGAINST	    ABSTAIN	 NON VOTE
________________________________________________________________________
4,877,818		0	       0	     -

AGENDA ITEM 3: To make changes to the Fund's fundamental investment policies:

(a) To amend the Fund's fundamental investment policy regarding diversification.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	 SHARES	  	BROKER
     FOR	   AGAINST	 ABSTAIN       NON VOTE
________________________________________________________________________
4,877,630	     187	    0		  1






*The following Trustees of the Fund continued their terms as Trustees of the Fund:
John F. Donahue, John T. Conroy, William J. Copeland, James E. Dowd, Lawrence D. Ellis, M.D., Edward L. Flaherty, Jr., Edward C. Gonzales, Peter E. Madden, Wesley W. Posvar, Marjorie P. Smuts



(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	  SHARES	BROKER
     FOR	   AGAINST	  ABSTAIN      NON VOTE
________________________________________________________________________
4,877,630	     187	     0		  1

(c) To amend the Fund's fundamental investment policy regarding investments in real estate.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	  SHARES	BROKER
     FOR	   AGAINST	  ABSTAIN      NON VOTE
________________________________________________________________________
4,877,630	     187	     0		   1

(d) To amend the Fund's fundamental investment policy regarding investments in commodities.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	  SHARES	  BROKER
     FOR	   AGAINST	  ABSTAIN	 NON VOTE
________________________________________________________________________
4,877,630	    187		     0		    1

(e) To amend the Fund's fundamental investment policy regarding underwriting securities.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	 SHARES		 BROKER
     FOR	   AGAINST	 ABSTAIN	NON VOTE
________________________________________________________________________
4,877,630	     187	    0	 	    1

(f) To amend the Fund's fundamental investment policy regarding lending by the Fund.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	 SHARES		 BROKER
     FOR	   AGAINST	 ABSTAIN	NON VOTE
________________________________________________________________________
4,877,630	     187	    0	 	    1

(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	 SHARES	 	 BROKER
     FOR	   AGAINST	 ABSTAIN	NON VOTE
________________________________________________________________________
4,877,630	     187	    0		   1


(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	SHARES	     BROKER
     FOR	   AGAINST	ABSTAIN	    NON VOTE
________________________________________________________________________
4,877,630	    187		   0	       1

 (i) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	  SHARES	 BROKER
     FOR	   AGAINST	  ABSTAIN	NON VOTE
________________________________________________________________________
4,877,630	     187	     0		   1

AGENDA ITEM 4: To eliminate the Fund's fundamental investment policy on selling securities short.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	 SHARES	 	 BROKER
     FOR	   AGAINST	 ABSTAIN	NON VOTE
________________________________________________________________________
4,877,630	     187	    0	           1

AGENDA ITEM 5: To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.

The results of shareholders voting were as follows:

SHARES VOTED	SHARES VOTED	  SHARES	 BROKER
     FOR	   AGAINST	  ABSTAIN	NON VOTE
________________________________________________________________________
4,877,630	     187	    0  	           1


The Definitive Proxy Statement for the Special Meeting held on June 15, 1999, was filed with the Securities and Exchange Commission on May 7, 1999, and is incorporated by reference. (File No. 811-6511)